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                                                                      EXHIBIT 99


                                 STAPLES, INC.

             PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON JUNE 11, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY


         The undersigned, revoking all prior proxies, hereby appoint(s) Thomas
G. Stemberg, John J. Mahoney and Jack A. VanWoerkom, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Staples, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, at 2:00 p.m., local time, and at any adjournment thereof.

         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of Directors, and FOR Proposals 2, 3 and 4. Attendance of the undersigned at the meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or affirmatively indicate the intent to vote in person.


                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

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 SEE REVERSE SIDE                                            SEE REVERSE SIDE
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1. To elect four Class 1 Directors to serve for a three-year term expiring at the 2004 Annual Meeting of Stockholders.

Nominees: 01 Arthur M. Blank, 02 James L. Moody, Jr., 03 Martin Trust,
          04 Paul F. Walsh

   FOR                    WITHHELD
   ALL                    FROM ALL
NOMINEES                  NOMINEES

----------------------------------------------
For all nominees except as noted above

MARK HERE FOR ADDRESS             MARK HERE IF YOU PLAN
CHANGE AND NOTE BELOW             TO ATTEND THE MEETING


                                                           FOR  AGAINST  ABSTAIN

2. To approve an amendment to the Company's Certificate of Incorporation.

3. To approve an amendment to the Company's Amended and Restated 1992 Equity Incentive Plan.

4. To ratify the selection of Ernst & Young LLP as the Company's Independent auditors for the current fiscal year.

Please disregard if you have previously provided your consent decision.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

Signature                     Signature                     Date
          ------------------            ------------------       --------------

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorized person.

                           * FOLD AND DETACH HERE *

                   VOTE BY INTERNET OR TELEPHONE OR MAIL
                     24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

------------------------------------       ------------------------------------       ------------------------------------
         INTERNET                                     TELEPHONE                                        MAIL
HTTP://WWW.PROXYVOTING.COM/SPLS                    1-800-840-1208
Use the Internet to vote your              Use any touch-tone telephone to                      Mark, sign and date
proxy. Have your proxy card in             vote your proxy. Have your proxy                       your proxy card
hand when you access the web         OR    card in hand when you call. You        OR                   and
site. You will be prompted to              will be prompted to enter your                       return it in the
enter your control number,                 control number, located in the box                 enclosed postage-paid
located in the box below, to               below, and then follow the directions                    envelope.
create, and submit an electronic           given.
ballot.
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

                 IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                    YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE
INTERNET AT: WWW.STREETLINK.COM/SPLS/PROXY/NPS_2001.PDF
WWW.STREETLINK.COM/SPLS/PROXY/AR_2001.PDF